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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 22, 2003
                        (Date of earliest event reported)

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                 333-100663                 75-2808384
(State of Incorporation)     (Commission File No.)       (I.R.S. Employer
                                                          Identification No.)

4000 Horizon Way

    Irving, Texas                                                 75063
(Address of Principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.
         ------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, dated October 31, 2002 and the related Prospectus Supplement, dated as of January 24, 2003 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-1 (the "Offered Securities").

         The Registrant is filing this Current Report on Form 8-K/A to amend and restate that certain Current Report on Form 8-K dated as of January 22, 2003 (the "Original Current Report") which was filed with the Commission on January 23, 2003 in order to clarify that the ABS Term Sheets identified as Exhibit 99.1 in such Original Current Report were prepared solely by First Tennessee Bank National Association, rather than Merrill Lynch, Pierce, Fenner & Smith Incorporated, as indicated in the Original Current Report. This current report on Form 8-K/A supersedes the Original Current Report.





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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

   (c)   Exhibits

         Exhibit No.   Description
         ----------    -----------

            99.1       ABS Term Sheets of First Tennessee Bank National
                       Association*
































* Previously filed with the Commission on January 23, 2003, as Exhibit 99.1 to the Registrant's Current Report on Form 8-K for ABS Term Sheets (No. 333-100663).




                                       -3-

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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST HORIZON ASSET SECURITIES INC.

January 28, 2003                              By: /s/ Wade Walker
                                                  -----------------------------
                                                  Wade Walker
                                                  Senior Vice President -
                                                  Asset Securitization